Prospectus Supplement — September 30, 2011
to the Prospectuses listed below, each as supplemented

Fund	Prospectuses Dated
Columbia Emerging Markets Opportunity Fund	12/30/2010

Effective September 30, 2011, the Fund compares its performance to the net dividends (Net) version of the Morgan Stanley Capital International (MSCI) Emerging Markets Index rather than to the gross dividends (Gross) version currently reflected in the Fund’s prospectuses. Accordingly, the average annual total returns tables in the “Past Performance” sections of the Fund’s prospectuses are hereby replaced with the following and should be retained with the current prospectus for the Fund for future reference.

The average annual total returns table in the “Past Performance” section of the prospectus for Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class W shares is hereby replaced with the following:

 Average Annual Total Returns (after applicable sales charges)

				Class I	Class R	Class R5
				Since	Since	Since
				inception	inception	inception
(for periods ended December 31, 2010)	1 year	5 years	10 years	(3/4/04)	(8/3/09)	(8/1/08)
Columbia Emerging Markets Opportunity Fund:
Class A — before taxes	+12.57%	+10.35%	+13.60%	N/A	N/A	N/A
Class A — after taxes on distributions	+12.39%	+7.81%	+12.23%	N/A	N/A	N/A
Class A — after taxes on distributions and redemption of fund shares	+8.85%	+7.87%	+11.63%	N/A	N/A	N/A
Class A* (without sales charges) — before taxes	+19.45%	+11.66%	+14.27%	N/A	N/A	N/A
Class B — before taxes	+13.48%	+10.52%	+13.39%	N/A	N/A	N/A
Class C — before taxes	+17.48%	+10.80%	+13.43%	N/A	N/A	N/A
Class I — before taxes	+19.96%	+12.21%	N/A	+15.34%	N/A	N/A
Class R — before taxes	+18.97%	N/A	N/A	N/A	+24.75%	N/A
Class R4 — before taxes	+19.69%	+11.97%	+14.52%	N/A	N/A	N/A
Class R5 — before taxes	+19.96%	N/A	N/A	N/A	N/A	+5.70%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net)**(reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	+18.88%	+12.78%	+15.89%	+16.21%	+24.89%	+7.09%
MSCI Emerging Markets Index (Gross)**(reflects no deduction for fees, expenses or taxes)	+19.20%	+13.11%	+16.23%	+16.58%	+25.20%	+7.38%
Lipper Emerging Markets Funds Index (reflects no deduction for fees or taxes)	+20.14%	+11.25%	+15.17%	+15.07%	+25.43%	+5.31%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class W shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares (without sales charges) because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses.

**	On September 30, 2011, the MSCI Emerging Markets Index (Net) replaced the MSCI Emerging Markets Index (Gross) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Global Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

The average annual total returns table in the “Past Performance” section of the prospectus for Class Z shares is hereby replaced with the following:

 Average Annual Total Returns (without sales charge)

(for periods ended December 31, 2010)	1 year	5 years	10 years
Columbia Emerging Markets Opportunity Fund:
Class A* — before taxes	+19.45%	+11.66%	+14.27%
Class A* — after taxes on distributions	+19.25%	+9.10%	+12.90%
Class A* — after taxes on distributions and redemption of fund shares	+13.35%	+9.02%	+12.26%
Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net)** (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	+18.88%	+12.78%	+15.89%
MSCI Emerging Markets Index (Gross)** (reflects no deduction for fees, expenses or taxes)	+19.20%	+13.11%	+16.23%
Lipper Emerging Markets Funds Index (reflects no deduction for fees or taxes)	+20.14%	+11.25%	+15.17%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

**	On September 30, 2011, the MSCI Emerging Markets Index (Net) replaced the MSCI Emerging Markets Index (Gross) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the Net version better reflects how dividends paid to the Fund on foreign securities generally are treated for tax purposes and, therefore, provides a more appropriate basis for comparing the Fund’s performance. Information on both versions of the index will be included for a one-year transition period. Thereafter, only the Net version will be included.

Fund performance information prior to March 7, 2011 represents that of the Fund as a series of RiverSource Global Series, Inc., a Minnesota corporation. The Fund was reorganized into a series of Columbia Funds Series Trust II, a Massachusetts business trust, on that date.

S-6354-13 A (9/11)